UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008 (March 31, 2008)

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

On March 31, 2008, Xfone, Inc. (“Xfone” or the “Company”) issued a press release reporting the pro forma consolidated financial statements for the year ended December 31, 2007, adjusted to include the financial results of NTS Communications, Inc. (“NTS”), which Xfone acquired on February 26, 2008, as if the acquisition had occurred on January 1, 2007.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

For more information regarding the closing of the acquisition, see Xfone’s Current Report on Form 8-K filed on February 26, 2008 with the U.S. Securities and Exchange Commission.

Xfone intends to file the audited historical financial statements of NTS and the unaudited consolidated pro forma financial statements of Xfone as required by Form 8-K within the next 30 days.

Item 9.01                      Financial Statements and Exhibits

(a)           None.
(b)           None.
(c)           None.
(d)           Exhibits

Exhibit No.	Description
99.1	Press Release of the Company dated March 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 31, 2008	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release of the Company dated March 31, 2008.